SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 6, 2003

                             Big Dog Holdings, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                           Delaware 0-22963 52-1868665
       (State or Other Jurisdiction (Commission File Number) (IRS Employer
                      of Incorporation) Identification No.)

                                 121 Gray Avenue
                         Santa Barbara, California 93101
               (Address of Principal Executive Offices) (Zip Code)

                               Mr. Anthony J. Wall
                            Executive Vice President
                               and General Counsel
                                 121 Gray Avenue
                         Santa Barbara, California 93101
                     (Name and Address of Agent For Service)

                                 (805) 963-8727
          (Telephone Number, Including Area Code, of Agent for Service)




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Item 12. Results of Operations and Financial Conditions.
         -----------------------------------------------

        On November 6, 2003, Big Dog Holdings, Inc. (the "Company") issued a press release announcing the Company's third quarter financial results.
The press release is filed as Exhibit 99.1 hereto. This confirmation including
Exhibit 99.1, should be deemed to be "furnished" in accordance with SEC release numbers 33-8216 and 34-47583.

Exhibit Number                     Description
--------------  --------------------------------------------------------------

99.1            Press Release of Big Dog Holdings, Inc. dated November 6, 2003.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIG DOG HOLDINGS, INC.


Date:  November 6, 2003                     /s/ Andrew D. Feshbach
                                            ----------------------
                                            Andrew D. Feshbach
                                            Chief Executive Officer